Annual Stockholders Meeting May 26, 2011 Exhibit 99.1

Forward Looking Statements
This presentation contains, in addition to historical information, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of
1995. These statements relate to future events or future financial performance, and use words such as “may,” “estimate,” “could,” “expect” and others. They are based on our current expectations and are subject to factors and uncertainties which could cause actual results to differ materially from those described in the statements. Factors that could cause our actual performance to differ materially from those discussed in the forward-looking statements include, among others:
incurrence of operating losses since our inception, uncertainty as to adequate financing of our operations, extensive and costly regulatory oversight that could restrict or prevent product commercialization, inability to achieve commercial product acceptance, inability to protect our intellectual property, dependence on strategic partnerships, product competition, and others stated in risk factors contained in our SEC filings. We cannot assure that we have identified all risks or that others may emerge which we do not anticipate. You should not place undue reliance on forward-looking statements. Although subsequent events may cause our views to change, we disclaim any obligation to update forward-looking statements.
© 2011 Galectin Therapeutics

Annual Stockholders Meeting
Highlights
All resolutions passed
• Authorized Board of Directors to change name
• All BOD members elected
• BOD may expand to 11 members
• Increased stock incentive plan to 20,000,000 shares
• Ratified appointment of McGladrey & Pullen as auditor for 2011
© 2011 Galectin Therapeutics

Pro-Pharmaceuticals is now Galectin Therapeutics New company name reflects our leadership in galectin science and drug development © 2011 Galectin Therapeutics 4

Galectin Proteins Are Important In
Disease Pathogenesis
© 2011 Galectin Therapeutics

Secreted
Galectin
Proteins
1. Bind to cell
surface and
matrix
glycoproteins
(galactose residues)
2. Modulate cell
signaling
3. Promote cell-cell
interactions
4. Promote cell-
matrix interactions
PROMOTE
PATHOLOGY
Markedly Increased in:
1. Fibrosis
2. Cancer
3. Inflammation

Galectin
Proteins
Galectin
Inhibitor
Our Galectin Inhibitors Are Novel
Carbohydrate-Based Drug Compounds
© 2011 Galectin Therapeutics

Carbohydrate-based, galactose-containing
drugs that bind to and inhibit galectin proteins
• Target secreted galectins and those associated
with cell membrane
• Strong binding to multiple galectin proteins
and multiple galectins per drug molecule
• High molecular weight allows long exposure to
galectin containing compartment
• Low toxicity potential as a carbohydrate
with no toxic metabolites
• Low manufacturing costs
• Strong composition of matter patent protection
• Two major classes of compounds under
development: GM-CT and GR-MD

We Are The Leaders In Galectin Inhibitor Drug Development • Only company with galectin inhibitors in clinical development • Published authoritative books in the field © 2011 Galectin Therapeutics 7

Galectins Are Involved In The
Pathogenesis Of Many Diseases
•
Fibrosis of organs
•
Nearly all cancers
• Heart failure
• Ischemic cardiovascular and cerebrovascular disease
• Arthritis
• Allergic disease
• Eczema and skin inflammation
• Inflammatory bowel disease
• Eye inflammation
• Inflammatory and autoimmune disorders
• Response to infections
• Kidney disease
© 2011 Galectin Therapeutics

Galectins implicated in:

How Do We Choose Diseases For
Drug Development?
• Galectins are proven important in the mechanism of
disease
• There are serious, life threatening consequences to
patients
• There are no, few, or ineffective therapies
• Our drug compounds can make a major impact
© 2011 Galectin Therapeutics

Treat important diseases where:

Strategic Approach To Drug
Development
• Choose the right disease target and patient population
• Design clinical development approaches that add value to
the company in shortest time possible
• Seek partners when development program becomes
advanced and requires resources and capabilities for
managing large programs
© 2011 Galectin Therapeutics

Disease Area Development Programs Cancer Fibrosis Liver Fibrosis Chemotherapy Immunotherapy GALECTINS © 2011 Galectin Therapeutics 11

Disease Area Development Programs Cancer Fibrosis Liver Fibrosis Chemotherapy Immunotherapy GALECTINS © 2011 Galectin Therapeutics 12

Galectin Therapeutics’ Development
Program In Liver Fibrosis
• Liver fibrosis represents a very large unmet medical need
•
Liver fibrosis and the end stage of cirrhosis is the result of all diseases that affect the liver
•
The only available therapy is liver transplantation
• Galectin-3 protein is directly involved in promoting the
formation of fibrotic tissue in the liver
• Our proprietary drug compounds reverse liver fibrosis in
pre-clinical studies
• There are rapid clinical development pathways available
© 2011 Galectin Therapeutics

Multiple Diseases Lead To Liver Fibrosis
And Cirrhosis With Serious Medical
Consequences
ONLY CURRENT THERAPY FOR CIRRHOSIS IS LIVER TRANSPLANTATION
• Alcoholic liver disease
• Chronic hepatitis C
• Chronic hepatitis B/D
• Steatohepatitis (NASH)
• Autoimmune hepatitis
• Bile ducts
• Inherited diseases
• Drugs and toxins
• Other infections
ETIOLOGIES
• GI tract bleeding
• Jaundice
• Ascites
• Anemia
• Edema
• Encephalopathy/coma
• Infections
• Kidney failure
MEDICAL
© 2011 Galectin Therapeutics

Fibrosis Of The Liver Leads To Scarring (Cirrhosis) Healthy Cirrhosis © 2011 Galectin Therapeutics 15

The Liver Fibrosis Iceberg
Transplants
(8,000*)
Wait List
(17,000**)
Death from Cirrhosis
(60,000*)
Cirrhosis
(450,000**)
Liver Disease
(25,000,000**)
* Per annum in US
* * Prevalence in US
Huge medical problem in US and even bigger in rest of world
© 2011 Galectin Therapeutics

Galectin-3 Is Markedly Increased In Human Liver Cirrhosis Henderson, et al. PNAS, 103:5060-5065, 2006 Normal Human Liver Fibrotic Human Liver (Cirrhosis) © 2011 Galectin Therapeutics 17

Fibrosis Does Not Occur In Mice Where
The Galectin-3 Gene Has Been Eliminated
Henderson, et al. PNAS, 103:5060-5065, 2006
Fibrotic Mouse Liver
Gal-3 Knock Out Mouse Liver
© 2011 Galectin Therapeutics

Fibrotic Protein The Fibrogenic Cells In Human Liver Are Regulated By Galectins © 2011 Galectin Therapeutics 19 Stellate Cells

Galectin Inhibitors Effectively Treat
Liver Fibrosis in Rats
Liver Fibrosis induced by injection of
chemical toxin for 8 weeks
Regression of Fibrosis after 4 weeks
of treatment with GR-MD-01
© 2011 Galectin Therapeutics

Goals For Fibrosis Program
• Nominate optimal drug candidate to move into clinical
development (Q4 2011)
• Submit IND to treat patients with liver fibrosis
• Select clinical patient population for study to enable fast track designation and seek orphan disease status
© 2011 Galectin Therapeutics

Disease Area Development Programs Cancer Fibrosis Liver Fibrosis Chemotherapy GALECTINS Immunotherapy © 2011 Galectin Therapeutics 22

Roles Of Secreted Galectins In Cancer
The vast majority of cancers secrete large amounts of galectins
•
Tumor cell invasion:
extracellular matrix
adhesion & detachment
•
Stromal cell function
•
Metastasis:
cell invasion and
migration
•
Angiogenesis
•
Tumor immunity
© 2011 Galectin Therapeutics

Our Drug GM-CT-01 (DAVANAT ® )
Shows Activity In Treatment Of
Cancer
• Clinical studies (Phase 1 and 2 clinical trials) showed
activity of treatment of metastatic colorectal cancer
• Phase 2 trial of 5-FU plus GM-CT-01 in line 3/4 therapy of metastatic colorectal cancer showed 6.7 months median
survival.  In similar patients, Erbitux
®
had a 6.1 month
survival compared to 4.6 months with no therapy
• Notably, serious adverse events were markedly lower in
our studies with 5-FU/GM-CT-01 than in comparison to
other studies using 5-FU
© 2011 Galectin Therapeutics

ERBITUX ® is a registered trademark of ImClone LLC, a wholly-owned subsidiary of Eli Lilly and Company.

GM-CT-01 Reduces 5-FU
Chemotherapy Related Side Effects
Simultaneous improved efficacy with reduction in side effects of standard chemotherapy would be desirable in cancer therapeutics
Data on 5-FU+GM-CT-01 compiled from patients receiving full dose therapy in studies DAVFU-001, 003,
006, and 007
© 2011 Galectin Therapeutics

Development Approach In
Colorectal Cancer
• Studies demonstrate potential utility of galectin inhibitors in combination with chemotherapy in cancer
• FDA has confirmed that preclinical and clinical data are
adequate to proceed with large clinical trials
• Our colorectal cancer program remains active, but we are
deferring new clinical trials pending data from the tumor
immunology clinical trial that may improve the design of future studies
• More rapid international registration is an approach that may provide revenue to support development programs and gain
additional clinical experience with GM-CT-01
© 2011 Galectin Therapeutics

Registration And Marketing GM-CT-01
In Colombia And Latin America
• The government of Colombia, and oncology key opinion leaders in that country, expressed an interest in making GM-CT-01 available for use in Colombia for patients with metastatic colorectal cancer
• Equally interested in the increased tumor efficacy and reduction in 5-
FU related side effects
• Our partner Pro-Caps has submitted a marketing application to
INVIMA (FDA equivalent) and has indicated our clinical data should be sufficient for approval
• With approval, Pro-Caps expects sales to begin in 2012
• Upon success in Colombia, we have the opportunity to seek approval in other Latin American countries (reciprocity with 12 other countries)
© 2011 Galectin Therapeutics

Goals for Cancer Chemotherapy
Program
• Receive approval, market and sell GM-CT-01 in Colombia
for use in combination with 5-FU in metastatic colorectal
cancer
• Pursue post-marketing clinical trials in Colombia to
acquire additional data on use of GM-CT-01
© 2011 Galectin Therapeutics

Disease Area Development Programs Cancer Fibrosis Liver Fibrosis Chemotherapy Immunotherapy GALECTINS © 2011 Galectin Therapeutics 29

Enhancing Anti-Tumor Immunity Is A
Promising Effect Of Blocking Galectins
© 2011 Galectin Therapeutics

•
Tumor cell invasion:
extracellular matrix
adhesion & detachment
•
Stromal cell function
•
Metastasis:
cell invasion and
migration
•
Angiogenesis
•
Tumor immunity

Development Program In Cancer
Immunotherapy
• Galectin proteins secreted by tumor cells are directly
responsible for inhibiting the ability of immune cells to kill tumors
• We have shown that GM-CT-01 inhibits galectin proteins and restores the ability of immune cells to kill tumor cells, in collaboration with The Ludwig Institute in Brussels, Belgium
• This approach is being tested in patients in a clinical trial for treatment of metastatic malignant melanoma
• Market for tumor vaccines is expected to grow to $7B by 2015
© 2011 Galectin Therapeutics

Tumor-Specific
Cytotoxic T-Cell
Lymphocytes
Blocking Galectins Enhances Tumor
Killing By Immune System
This mechanism is important in cancer treatment, but can also be used to boost the activity of tumor vaccines
© 2011 Galectin Therapeutics

Tumor Cells
Cytotoxicity

GM-CT-01 In Tumor Immunotherapy
• This mechanism may boost the activity of tumor vaccines,
and may be important generally in cancer treatment
• A Phase 1/2 study is scheduled to begin Q3 2011
• Patients with advanced metastatic melanoma
• Treatment Regimen: tumor-specific peptide vaccination
combined with systemic and intra-tumor GM-CT-01
• Galectin Therapeutics: provides study drug
• The Ludwig Institute: funds and conducts the clinical
trial
© 2011 Galectin Therapeutics

Goals for Tumor Vaccine Program
• Initiate clinical trial in patients with metastatic melanoma vaccine (Q3 2011)
• Seek collaborative programs with companies developing
tumor vaccines
© 2011 Galectin Therapeutics

Pipeline
Pre-Clinical Phase 1 Phase 2 Phase 3 Registration
Submitted
Colorectal Cancer
GM-CT-01
• International (Colombia)
• United States
Tumor Vaccine
GM-CT-01
Liver Fibrosis
GM-CT-01
GM-CT-02
GM-MD-01
GM-MD-02
© 2011 Galectin Therapeutics

Condensed Balance Sheet
March 31, 2011
Assets (in 000’s)
Cash and cash equivalents
$ 6,948
Total assets
$ 7,124
Liabilities and Stockholders Equity (Deficit)
Accounts payable and accrued expenses
$     364
Deferred revenue

Warrant liabilities

Total liabilities

Series B-1 and B-2 4,196
Series C 2,203
Total stockholders' equity (deficit) (140)
Total liabilities and stockholders´ equity             $    7,124

© 2011 Galectin Therapeutics

Galectin Therapeutics Highlights
• Leader in galectin science and drug development with a pipeline of novel and proprietary carbohydrate-based drug compounds that inhibit galectins
• Galectins are implicated in a wide variety of serious disease. Active programs in liver fibrosis, cancer immunotherapy and cancer
chemotherapy
• Liver fibrosis program is a novel approach to treat a serious and significant unmet medical condition which is poised to enter clinical trials
• Cancer immunotherapy Phase 1/2 trial starting Q3 2011 in collaboration with The Ludwig Institute, Brussels, Belgium
• Cancer chemotherapy program with promising results

© 2011 Galectin Therapeutics

Annual Stockholders Meeting Thank you for your attention